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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
                                (AMENDMENT NO. 1)


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 13, 2005 (May 9, 2005)
                                                 -------------------------------

                              Bob Evans Farms, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                       0-1667                   31-4421866
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)          Identification No.)

 3776 South High Street, Columbus, Ohio                            43207
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(Address of principal executive offices)                         (Zip Code)

                                 (614) 491-2225
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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PURPOSE OF AMENDMENT:

         On May 13, 2005, Bob Evans Farms, Inc. (the "Company") filed a Form 8-K (the "Original Form 8-K") reporting, among other things, under Item 1.01 the adoption of a new Performance Incentive Plan (the "Performance Incentive Plan") for the Company's executive officers and senior management. The Company is filing this Form 8-K/A to amend the discussion of the Performance Incentive Plan to clarify that (1) awards to the Company's named executive officers under the Performance Incentive Plan will be made under and in accordance with the Bob Evans Farms, Inc. 2002 Incentive Growth Plan in addition to the Bob Evans Farms, Inc. First Amended and Restated 1998 Stock Option and Incentive Plan (or a subsequent equity compensation plan approved by the Company's stockholders); (2) the number of shares of restricted stock awarded under the Performance Incentive Plan will be calculated using a discount for vesting; and (3) the number of shares subject to stock options awarded under the Performance Incentive Plan will be calculated using the Black-Scholes valuation model as well as a discount for vesting. The Company is also filing an amended version of the "Summary of Bob Evans Farms, Inc. Performance Incentive Plan for the Fiscal Year Beginning April 30, 2005" as Exhibit 10.2 hereto (a previous summary of the Performance Incentive Plan was filed as Exhibit 10.2 to the Original Form 8-K). No other changes are made to the Original Form 8-K.

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Adoption of Performance Incentive Plan

         On May 9, 2005, the Compensation Committee approved a new Performance Incentive Plan (the "Performance Incentive Plan") for the executive officers and senior management of the Company and its subsidiaries.

          The Performance Incentive Plan was developed by the Compensation Committee with the assistance of a nationally recognized consulting firm who, among other things, benchmarked compensation practices of companies in the Company's peer group and advised the Compensation Committee on appropriate compensation guidelines.

         Awards under the Performance Incentive Plan will consist of stock options, restricted stock awards and cash bonuses. The Compensation Committee has established two categories of participants in the Performance Incentive Plan. "Tier 1" participants include the Company's Chief Executive Officer and its four other most highly compensated executive officers (the "Named Executive Officers"). "Tier 2" participants include the Company's other executive officers and senior management (i.e., all employees categorized in grades M07 through M11).

         Tier 1 Participants

         The amount of incentive compensation that a Named Executive Officer can receive under the Performance Incentive Plan is equal to a multiple of the Named Executive Officer's annual base salary established by the Compensation Committee (the "Base Salary Multiple"). The amount obtained by multiplying the Named Executive Officer's annual base salary by the Base Salary Multiple is the Named Executive Officer's "Target Incentive Compensation." Incentive compensation under the Performance Incentive Plan is payable to the Named Executive Officers in the form of stock options and restricted stock as described below.

         Once the Named Executive Officer's Target Incentive Compensation is determined, the Named Executive Officer will automatically receive a grant of stock options with a value equal to 25% of that amount as incentive compensation, calculated using the closing price of the Company's common stock on the Nasdaq National Market on the grant date, the Black-Scholes valuation model and a


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discount based on vesting requirements. The remaining 75% of each Named
Executive Officer's Target Incentive Compensation is at-risk and will be awarded in the form of restricted stock only if specific performance goals established by the Compensation Committee are achieved (e.g., specific earnings per share and operating income amounts for designated business units). If the performance goals are partially achieved, the Named Executive Officer may receive part of the at-risk portion of his Target Incentive Compensation. The Compensation Committee has established a minimum threshold performance level (80% of the performance goal(s) for Messrs. Owens, Williams, Radkoski and Hicks; 70% of the performance goal for Mr. Bendel) that must be met in order for a Named Executive Officer to receive any part of the at-risk portion of his Target Incentive Compensation. If the performance goals are exceeded, the Named Executive Officer will receive up to 150% of the at-risk portion of his Target Incentive Compensation, depending on the amount by which the performance goals were exceeded. At the end of the performance period, the Compensation Committee determines the portion of the at-risk Target Incentive Compensation earned, and the value of the restricted stock earned. At that time, the Compensation Committee also calculates the number of shares of restricted stock awarded using the closing price of the Company's common stock on the Nasdaq National Market on the grant date as well as a discount based on vesting requirements.

         For Fiscal 2006, the Compensation Committee has established the following Base Salary Multiples and performance goals for each of the Named Executive Officers:

                                                                  At-Risk Portion of
                                                                   Target Incentive
                                                Base Salary        Compensation as
                Name and Title                    Multiple      Percentage Base Salary        Performance Goals
                --------------                    --------      ----------------------        -----------------

Stewart K. Owens                                    250%                 187.5%            Earnings per share of the
     Chairman, Chief Executive Officer,                                                    Company
     President and Chief Operating Officer

Donald J. Radkoski                                  105%                 78.75%            Earnings per share of the
     Chief Financial Officer, Treasurer and                                                Company
     Secretary

Roger D. Williams                                   105%                 78.75%            Earnings per share of the
     Executive Vice President - Food Products                                              Company (25%)

                                                                                           Operating income of the
                                                                                           Company's Food Products
                                                                                           segment (75%)

Randall L. Hicks                                     75%                 56.25%            Earnings per share of the
     Executive Vice President - Restaurant                                                 Company (25%)
     Operations
                                                                                           Operating income of Bob
                                                                                           Evans restaurants (75%)

Russell W. Bendel                                    75%                 56.25%            Operating income of SWH
     Chief Executive Officer - SWH Corporation                                             Corporation (Mimi's Cafe
     d/b/a Mimi's Cafe                                                                     restaurants)

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         Tier 2 Participants

         The total amount of incentive compensation that a Tier 2 participant can receive under the Performance Incentive Plan is equal to a multiple of the Tier 2 participant's annual base salary. Each Tier 2 participant's base salary multiple will be established by the appropriate Named Executive Officers, except that the Compensation Committee will establish the base salary multiple for Tier 2 participants who are executive officers.

          All incentive compensation for Tier 2 participants is at-risk based on the achievement of performance goals established by the Compensation Committee. For Fiscal 2006, the Compensation Committee has established earnings per share as the performance goal for all Tier 2 corporate support employees and business unit operating income as the performance goal for Tier 2 participants whose job responsibilities are primarily related to a particular business unit (e.g., Bob Evans and Owens Country Sausage combined food products, Bob Evans food products, Bob Evans restaurants, Owens food products, Mimi's Cafe restaurants, etc.). If a Tier 2 participant's performance goal is achieved, the Tier 2 participant will receive 100% of his or her target incentive compensation. If the performance goal is partially achieved, the Tier 2 participant may receive a portion of his or her target incentive compensation. The Compensation Committee has established a minimum threshold performance level (70% of the target performance goals) that must be met in order for any incentive compensation to be awarded. If the performance goal is exceeded, the Tier 2 participant will receive up to 150% of his or her target incentive compensation, depending on the amount by which the performance goal was exceeded.

         Tier 2 participants will receive one-half of their incentive compensation under the Performance Incentive Plan in the form of cash and the remaining one-half in the form of restricted stock. At the end of the performance period, the Compensation Committee determines the portion of incentive compensation earned and the value of the restricted stock earned. At that time the Compensation Committee also calculates the number of shares of restricted stock awarded using the closing price of the Company's common stock on the Nasdaq National Market on the grant date as well as a discount based on vesting requirements.

         General

         All incentive compensation awards under the Performance Incentive Plan will vest over a period of three (3) years beginning on the first anniversary of the date the award was made. The exercise price of stock options and the grant price of restricted stock awards made under the Performance Incentive Plan will be equal to the closing price of the Company's common stock on the Nasdaq National Market on the date the stock options and restricted stock awards are made. All awards of stock options and restricted stock will be granted under the Company's First Amended and Restated 1998 Stock Option and Incentive Plan (or, for fiscal years after Fiscal 2006, any subsequent employee compensation plan approved by the Company's stockholders) and, with respect to awards granted to the Named Executive Officers, in accordance with the Bob Evans Farms, Inc. 2002 Incentive Growth Plan.

          The Performance Incentive Plan is effective beginning with Fiscal 2006. The Compensation Committee may amend or terminate the Performance Incentive Plan at any time.

          The foregoing description of the Performance Incentive Plan is not complete and is qualified in its entirety to the summary of the Performance Incentive Plan which is attached as Exhibit 10.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

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ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

              (a) Financial Statements of Business Acquired - Not Applicable

              (b) Pro Form Financial Information -  Not applicable

              (c) Exhibits:

                  The following exhibits are included pursuant to Item 1.01. Entry into a Material Definitive Agreement of Form 8-K:

                  10.2 Summary of Bob Evans Farms, Inc. Performance Incentive Plan for the Fiscal Year Beginning April 30, 2005


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            BOB EVANS FARMS, INC.


Dated: July 12, 2005        By: /s/Donald J. Radkoski
                                ------------------------------------------------
                                Donald J. Radkoski
                                Chief Financial Officer, Treasurer and Secretary




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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                               Dated July 12, 2005

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  Exhibit No.                                     Description
  -----------                                     -----------
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
     10.2       Summary of Bob Evans Farms, Inc. Performance Incentive Plan for
                the Fiscal Year Beginning April 30, 2005
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